Exhibit 99.1

                  CHUBB GROUP OF INSURANCE COMPANIES        DECLARATIONS
                                                            FINANCIAL INSTITUTION INVESTMENT
     15 Mountain View Road, Warren, New Jersey 07059        COMPANY ASSET PROTECTION BOND

NAME OF ASSURED (including its SUBSIDIARIES):               Bond Number: 82179408

THIRD AVENUE TRUST                                          VIGILANT INSURANCE COMPANY

622 THIRD AVENUE                                            Incorporated under the laws of New York
                                                            a stock insurance company herein called the COMPANY

NEW YORK, NY 10017                                          55 Water Street, New York NY 10041-2899

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ITEM 1.  BOND PERIOD:   from   12:01 a.m. on  July 1, 2009
                          to   12:01 a.m. on  July 1, 2010

ITEM 2.  LIMITS OF LIABILITY-DEDUCTIBLE AMOUNTS:

         If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                                                                 DEDUCTIBLE
INSURING CLAUSE                                             LIMIT OF LIABILITY     AMOUNT
---------------                                             ------------------   ----------
 1. Employee                                                $   3,100,000        $        0
 2. On Premises                                             $   3,100,000        $    5,000
 3. In Transit                                              $   3,100,000        $    5,000
 4. Forgery or Alteration                                   $   3,100,000        $    5,000
 5. Extended Forgery                                        $   3,100,000        $    5,000
 6. Counterfeit Money                                       $   3,100,000        $    5,000
 7. Threats to Person                                       $   3,100,000        $    5,000
 8. Computer System                                         $   3,100,000        $    5,000
 9. Voice Initiated Funds Transfer Instruction              $   3,100,000        $    5,000
10. Uncollectible Items of Deposit                          $   3,100,000        $    5,000
11. Audit Expense                                           $     100,000        $    5,000
12. Extended Computer Systems                               $   3,100,000        $    5,000
13. Telefacsimile Instruction                               $   3,100,000        $    5,000
14. Automated Phone Transaction                             $   3,100,000        $    5,000
15. Unauthorized Signature                                  $     100,000        $    5,000
16. Claims Expense                                          $     100,000        $    5,000
17. Stop Payment Order or Refusal to Pay Check              $      25,000        $    1,000

ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:

         1 - 9

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

/s/ W. Andrew Macon                                      /s/ John J Degan

     Secretary                                               President

                                                       /s/ Robert Hamburger
                                                     -------------------------
Countersigned by_________________________            Authorized Representative

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ICAP Bond (5-98) - Vigilant
Form 17-02-1422 (Ed. 5-98)                                           Page 1 of 1

                             The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

================================================================================
INSURING CLAUSES

EMPLOYEE                     1.    Loss resulting directly from LARCENY or
                                   EMBEZZLEMENT committed by any EMPLOYEE, alone or in collusion with others.

================================================================================
ON PREMISES                  2.    Loss of PROPERTY resulting directly from
                                   robbery, burglary, false pretenses,
                                   common law or statutory larceny,
                                   misplacement, mysterious unexplainable
                                   disappearance, damage, destruction or
                                   removal, from the possession, custody or control of the ASSURED, while such PROPERTY is lodged or deposited at premises located anywhere.

================================================================================
IN TRANSIT                   3.    Loss of PROPERTY resulting directly from
                                   common law or statutory larceny,
                                   misplacement, mysterious unexplainable
                                   disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                                   a.    in an armored motor vehicle, including
                                         loading and unloading thereof,

                                   b.    in the custody of a natural person
                                         acting as a messenger of the ASSURED,
                                         or

                                   c.    in the custody of a TRANSPORTATION
                                         COMPANY and being transported in a
                                         conveyance other than an armored motor
                                         vehicle provided, however, that covered
                                         PROPERTY transported in such manner is
                                         limited to the following:

                                         (1)   written records,

                                         (2)   securities issued in registered
                                               form, which are not endorsed or
                                               are restrictively endorsed, or

                                         (3)   negotiable instruments not
                                               payable to bearer, which are not
                                               endorsed or are restrictively
                                               endorsed.

                                   Coverage under this INSURING CLAUSE begins immediately on the receipt of such PROPERTY by the natural person or TRANSPORTATION COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

================================================================================

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ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 1 of 19

--------------------------------------------------------------------------------
INSURING CLAUSES
(CONTINUED)

FORGERY OR ALTERATION        4.    Loss resulting directly from:

                                   a.    FORGERY on, or fraudulent material
                                         alteration of, any bills of exchange,
                                         checks, drafts, acceptances,
                                         certificates of deposits, promissory
                                         notes, due bills, money orders, orders
                                         upon public treasuries, letters of
                                         credit, other written promises, orders
                                         or directions to pay sums certain in
                                         money, or receipts for the withdrawal
                                         of PROPERTY, or

                                   b.    transferring, paying or delivering any
                                         funds or other PROPERTY, or
                                         establishing any credit or giving any
                                         value in reliance on any written
                                         instructions, advices or applications
                                         directed to the ASSURED authorizing or
                                         acknowledging the transfer, payment,
                                         delivery or receipt of funds or other
                                         PROPERTY, which instructions, advices
                                         or applications fraudulently purport to
                                         bear the handwritten signature of any
                                         customer of the ASSURED, or shareholder
                                         or subscriber to shares of an
                                         INVESTMENT COMPANY, or of any financial
                                         institution or EMPLOYEE but which
                                         instructions, advices or applications
                                         either bear a FORGERY or have been
                                         fraudulently materially altered without
                                         the knowledge and consent of such
                                         customer, shareholder, subscriber,
                                         financial institution or EMPLOYEE;

                                   excluding, however, under this INSURING
                                   CLAUSE any loss covered under INSURING CLAUSE
                                   5. of this Bond, whether or not coverage for INSURING CLAUSE 5. is provided for in the DECLARATIONS of this Bond.

                                   For the purpose of this INSURING CLAUSE, a mechanically reproduced facsimile signature is treated the same as a handwritten signature.

================================================================================
EXTENDED FORGERY             5.    Loss resulting directly from the ASSURED
                                   having, in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                                   a.    acquired, accepted or received,
                                         accepted or received, sold or
                                         delivered, or given value, extended
                                         credit or assumed liability, in
                                         reliance on any original SECURITIES,
                                         DOCUMENTS OR OTHER WRITTEN INSTRUMENTS
                                         which prove to:

                                         (1)   bear a FORGERY or a fraudulently
                                               material alteration,

                                         (2)   have been lost or stolen, or

                                         (3)   be COUNTERFEIT, or

                                   b.    guaranteed in writing or witnessed any
                                         signatures on any transfer, assignment,
                                         bill of sale, power of attorney,
                                         guarantee, endorsement or other
                                         obligation upon or in connection with
                                         any SECURITIES, DOCUMENTS OR OTHER
                                         WRITTEN INSTRUMENTS.

                                   Actual physical possession, and continued actual physical possession if taken as collateral, of such SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items. Release or return of such collateral is an acknowledgment by the ASSURED that it no longer relies on such collateral.

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 2 of 19

INSURING CLAUSES

EXTENDED FORGERY                   For the purpose of this INSURING CLAUSE, a
(CONTINUED)                        mechanically reproduced facsimile signature
                                   is treated the same as a handwritten
                                   signature.

================================================================================
COUNTERFEIT MONEY            6.    Loss resulting directly from the receipt by
                                   the ASSURED in good faith of any COUNTERFEIT money.

================================================================================
THREATS TO PERSON            7.    Loss resulting directly from surrender of
                                   PROPERTY away from an office of the ASSURED as a result of a threat communicated to the ASSURED to do bodily harm to an EMPLOYEE as defined in Section 1.e. (1), (2) and (5), a
                                   RELATIVE or invitee of such EMPLOYEE, or a resident of the household of such EMPLOYEE, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such PROPERTY:

                                   a.    the EMPLOYEE who receives the threat
                                         has made a reasonable effort to notify
                                         an officer of the ASSURED who is not
                                         involved in such threat, and

                                   b.    the ASSURED has made a reasonable
                                         effort to notify the Federal Bureau of
                                         Investigation and local law enforcement
                                         authorities concerning such threat.

                                   It is agreed that for purposes of this
                                   INSURING CLAUSE, any EMPLOYEE of the ASSURED, as set forth in the preceding paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

================================================================================
COMPUTER SYSTEM              8.    Loss resulting directly from fraudulent:

                                   a.    entries of data into, or

                                   b.    changes of data elements or programs
                                         within,

                                   a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                                         (1)   funds or other property to be
                                               transferred, paid or delivered,

                                         (2)   an account of the ASSURED or of
                                               its customer to be added,
                                               deleted, debited or credited, or

                                         (3)   an unauthorized account or a
                                               fictitious account to be debited
                                               or credited.

================================================================================

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 3 of 19

--------------------------------------------------------------------------------
INSURING CLAUSES
(CONTINUED)

VOICE INITIATED FUNDS        9.    Loss resulting directly from VOICE INITIATED
TRANSFER INSTRUCTION               FUNDS TRANSFER INSTRUCTION directed to the
                                   ASSURED authorizing the transfer of dividends or redemption proceeds of INVESTMENT COMPANY shares from a CUSTOMER'S account, provided such VOICE INITIATED FUNDS TRANSFER
                                   INSTRUCTION was:

                                   a.    received at the ASSURED'S offices by
                                         those EMPLOYEES of the ASSURED
                                         specifically authorized to receive the
                                         VOICE INITIATED FUNDS TRANSFER
                                         INSTRUCTION,

                                   b.    made by a person purporting to be a
                                         CUSTOMER, and

                                   c.    made by said person for the purpose of
                                         causing the ASSURED or CUSTOMER to
                                         sustain a loss or making an improper
                                         personal financial gain for such person
                                         or any other person.

                                   In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be received and processed in accordance with the Designated Procedures outlined in the APPLICATION furnished to the COMPANY.

================================================================================
UNCOLLECTIBLE ITEMS OF       10.   Loss resulting directly from the ASSURED
DEPOSIT                            having credited an account of a customer,
                                   shareholder or subscriber on the faith of any ITEMS OF DEPOSIT which prove to be uncollectible, provided that the crediting of such account causes:

                                   a.    redemptions or withdrawals to be
                                         permitted,

                                   b.    shares to be issued, or

                                   c.    dividends to be paid,

                                   from an account of an INVESTMENT COMPANY.

                                   In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                                   ITEMS OF DEPOSIT shall not be deemed
                                   uncollectible until the ASSURED'S standard collection procedures have failed.

================================================================================
AUDIT EXPENSE                11.   Expense incurred by the ASSURED for that part
                                   of the cost of audits or examinations
                                   required by any governmental regulatory
                                   authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by this Bond.

================================================================================

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 4 of 19

GENERAL AGREEMENTS

ADDITIONAL COMPANIES         A.    If more than one corporation, or INVESTMENT
INCLUDED AS ASSURED                COMPANY, or any combination of them is
                                   included as the ASSURED herein:

                                   (1)   The total liability of the COMPANY
                                         under this Bond for loss or losses
                                         sustained by any one or more or all of
                                         them shall not exceed the limit for
                                         which the COMPANY would be liable under
                                         this Bond if all such loss were
                                         sustained by any one of them.

                                   (2)   Only the first named ASSURED shall be
                                         deemed to be the sole agent of the
                                         others for all purposes under this
                                         Bond, including but not limited to the
                                         giving or receiving of any notice or
                                         proof required to be given and for the
                                         purpose of effecting or accepting any
                                         amendments to or termination of this
                                         Bond. The COMPANY shall furnish each
                                         INVESTMENT COMPANY with a copy of the
                                         Bond and with any amendment thereto,
                                         together with a copy of each formal
                                         filing of claim by any other named
                                         ASSURED and notification of the terms
                                         of the settlement of each such claim
                                         prior to the execution of such
                                         settlement.

                                   (3)   The COMPANY shall not be responsible
                                         for the proper application of any
                                         payment made hereunder to the first
                                         named ASSURED.

                                   (4)   Knowledge possessed or discovery made
                                         by any partner, director, trustee,
                                         officer or supervisory employee of any
                                         ASSURED shall constitute knowledge or
                                         discovery by all the ASSUREDS for the
                                         purposes of this Bond.

                                   (5)   If the first named ASSURED ceases for
                                         any reason to be covered under this
                                         Bond, then the ASSURED next named on
                                         the APPLICATION shall thereafter be
                                         considered as the first named ASSURED
                                         for the purposes of this Bond.

================================================================================
REPRESENTATION MADE BY       B.    The ASSURED represents that all information
ASSURED                            it has furnished in the APPLICATION for this
                                   Bond or otherwise is complete, true and
                                   correct. Such APPLICATION and other
                                   information constitute part of this Bond.

                                   The ASSURED must promptly notify the COMPANY of any change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                                   Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.

================================================================================

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 5 of 19

--------------------------------------------------------------------------------
GENERAL AGREEMENTS
(CONTINUED)

ADDITIONAL OFFICES OR              C.    If the ASSURED, other than an
EMPLOYEES - CONSOLIDATION,               INVESTMENT COMPANY, while this Bond is
MERGER OR PURCHASE OR                    in force, merges or consolidates with,
ACQUISITION OF ASSETS OR                 or purchases or acquires assets or
LIABILITIES - NOTICE TO                  liabilities of another institution, the
COMPANY                                  ASSURED shall not have the coverage
                                         afforded under this Bond for loss which
                                         has:

                                         (1)   occurred or will occur on
                                               premises, or

                                         (2)   been caused or will be caused by
                                               an employee, or

                                         (3)   arisen or will arise out of the
                                               assets or liabilities,

                                         of such institution, unless the
                                         ASSURED:

                                         a.    gives the COMPANY written notice
                                               of the proposed consolidation,
                                               merger or purchase or acquisition
                                               of assets or liabilities prior to
                                               the proposed effective date of
                                               such action, and

                                         b.    obtains the written consent of
                                               the COMPANY to extend some or all
                                               of the coverage provided by this
                                               Bond to such additional exposure,
                                               and

                                         c.    on obtaining such consent, pays
                                               to the COMPANY an additional
                                               premium.

================================================================================
CHANGE OF CONTROL -                D.    When the ASSURED learns of a change in
NOTICE TO COMPANY                        control (other than in an INVESTMENT
                                         COMPANY), as set forth in Section 2(a)
                                         (9) of the Investment Company Act of
                                         1940, the ASSURED shall within sixty
                                         (60) days give written notice to the
                                         COMPANY setting forth:

                                         (1)   the names of the transferors and
                                               transferees (or the names of the
                                               beneficial owners if the voting
                                               securities are registered in
                                               another name),

                                         (2)   the total number of voting
                                               securities owned by the
                                               transferors and the transferees
                                               (or the beneficial owners), both
                                               immediately before and after the
                                               transfer, and

                                         (3)   the total number of outstanding
                                               voting securities.

                                         Failure to give the required notice
                                         shall result in termination of coverage
                                         for any loss involving a transferee, to
                                         be effective on the date of such change
                                         in control.

================================================================================
COURT COSTS AND                    E.    The COMPANY will indemnify the ASSURED
ATTORNEYS' FEES                          for court costs and reasonable
                                         attorneys' fees incurred and paid by
                                         the ASSURED in defense, whether or not
                                         successful, whether or not fully
                                         litigated on the merits and whether or
                                         not settled, of any claim, suit or
                                         legal proceeding with respect to which
                                         the ASSURED would be entitled to
                                         recovery under this Bond. However, with
                                         respect to INSURING CLAUSE 1., this
                                         Section shall only apply in the event
                                         that:

                                         (1)   an EMPLOYEE admits to being
                                               guilty of LARCENY OR
                                               EMBEZZLEMENT,

                                         (2)   an EMPLOYEE is adjudicated to be
                                               guilty of LARCENY or
                                               EMBEZZLEMENT, or

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 6 of 19

GENERAL AGREEMENTS

COURT COSTS AND                          (3)   in the absence of 1 or 2 above,
ATTORNEYS' FEES                                an arbitration panel agrees,
(CONTINUED)                                    after a review of an agreed
                                               statement of facts between the
                                               COMPANY and the ASSURED, that an
                                               EMPLOYEE would be found guilty of
                                               LARCENY OR EMBEZZLEMENT if such
                                               EMPLOYEE were prosecuted.

                                         The ASSURED shall promptly give notice
                                         to the COMPANY of any such suit or
                                         legal proceeding and at the request of
                                         the COMPANY shall furnish copies of all
                                         pleadings and pertinent papers to the
                                         COMPANY. The COMPANY may, at its sole
                                         option, elect to conduct the defense of
                                         all or part of such legal proceeding.
                                         The defense by the COMPANY shall be in
                                         the name of the ASSURED through
                                         attorneys selected by the COMPANY. The
                                         ASSURED shall provide all reasonable
                                         information and assistance as required
                                         by the COMPANY for such defense.

                                         If the COMPANY declines to defend the
                                         ASSURED, no settlement without the
                                         prior written consent of the COMPANY
                                         nor judgment against the ASSURED shall
                                         determine the existence, extent or
                                         amount of coverage under this Bond.

                                         If the amount demanded in any such suit
                                         or legal proceeding is within the
                                         DEDUCTIBLE AMOUNT, if any, the COMPANY
                                         shall have no liability for court costs
                                         and attorney's fees incurred in
                                         defending all or part of such suit or
                                         legal proceeding.

                                         If the amount demanded in any such suit
                                         or legal proceeding is in excess of the
                                         LIMIT OF LIABILITY stated in ITEM 2. of
                                         the DECLARATIONS for the applicable
                                         INSURING CLAUSE, the COMPANY'S
                                         liability for court costs and
                                         attorney's fees incurred in defending
                                         all or part of such suit or legal
                                         proceedings is limited to the
                                         proportion of such court costs and
                                         attorney's fees incurred that the LIMIT
                                         OF LIABILITY stated in ITEM 2. of the
                                         DECLARATIONS for the applicable
                                         INSURING CLAUSE bears to the total of
                                         the amount demanded in such suit or
                                         legal proceeding.

                                         If the amount demanded is any such suit
                                         or legal proceeding is in excess of the
                                         DEDUCTIBLE AMOUNT, if any, but within
                                         the LIMIT OF LIABILITY stated in ITEM
                                         2. of the DECLARATIONS for the
                                         applicable INSURING CLAUSE, the
                                         COMPANY'S liability for court costs and
                                         attorney's fees incurred in defending
                                         all or part of such suit or legal
                                         proceedings shall be limited to the
                                         proportion of such court costs or
                                         attorney's fees that the amount
                                         demanded that would be payable under
                                         this Bond after application of the
                                         DEDUCTIBLE AMOUNT, bears to the total
                                         amount demanded.

                                         Amounts paid by the COMPANY for court
                                         costs and attorneys' fees shall be in
                                         addition to the LIMIT OF LIABILITY
                                         stated in ITEM 2. of the DECLARATIONS.

================================================================================

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 7 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

DEFINITIONS                   1.   As used in this Bond:

                                   a.    COMPUTER SYSTEM means a computer and
                                         all input, output, processing, storage,
                                         off-line media libraries, and
                                         communication facilities which are
                                         connected to the computer and which are
                                         under the control and supervision of
                                         the operating system(s) or
                                         application(s) software used by the
                                         ASSURED.

                                   b.    COUNTERFEIT means an imitation of an
                                         actual valid original which is intended
                                         to deceive and be taken as the
                                         original.

                                   c.    CUSTODIAN means the institution
                                         designated by an INVESTMENT COMPANY to
                                         maintain possession and control of its
                                         assets.

                                   d.    CUSTOMER means an individual,
                                         corporate, partnership, trust customer,
                                         shareholder or subscriber of an
                                         INVESTMENT COMPANY which has a written
                                         agreement with the ASSURED for VOICE
                                         INITIATED FUNDS TRANSFER INSTRUCTION.

                                   e.    EMPLOYEE means:

                                         (1)  an officer of the ASSURED,

                                         (2)   a natural person while in the
                                               regular service of the ASSURED at
                                               any of the ASSURED'S premises and
                                               compensated directly by the
                                               ASSURED through its payroll
                                               system and subject to the United
                                               States Internal Revenue Service
                                               Form W-2 or equivalent income
                                               reporting plans of other
                                               countries, and whom the ASSURED
                                               has the right to control and
                                               direct both as to the result to
                                               be accomplished and details and
                                               means by which such result is
                                               accomplished in the performance
                                               of such service,

                                         (3)   a guest student pursuing studies
                                               or performing duties in any of
                                               the ASSURED'S premises,

                                         (4)   an attorney retained by the
                                               ASSURED and an employee of such
                                               attorney while either is
                                               performing legal services for the
                                               ASSURED,

                                         (5)   a natural person provided by an
                                               employment contractor to perform
                                               employee duties for the ASSURED
                                               under the ASSURED'S supervision
                                               at any of the ASSURED'S premises,

                                         (6)   an employee of an institution
                                               merged or consolidated with the
                                               ASSURED prior to the effective
                                               date of this Bond,

                                         (7)   a director or trustee of the
                                               ASSURED, but only while
                                               performing acts within the scope
                                               of the customary and usual duties
                                               of any officer or other employee
                                               of the ASSURED or while acting as
                                               a member of any committee duly
                                               elected or appointed to examine
                                               or audit or have custody of or
                                               access to PROPERTY of the
                                               ASSURED, or

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 8 of 19

CONDITIONS AND                           (8)   each natural person, partnership
LIMITATIONS                                    or corporation authorized by
                                               written agreement with the
DEFINITIONS                                    ASSURED to perform services as
(CONTINUED)                                    electronic data processor of
                                               checks or other accounting
                                               records related to such checks
                                               but only while such person,
                                               partnership or corporation is
                                               actually performing such services
                                               and not:

                                               a.   creating, preparing,
                                                    modifying or maintaining the
                                                    ASSURED'S computer software
                                                    or programs, or

                                               b.   acting as transfer agent or
                                                    in any other agency capacity
                                                    in issuing checks, drafts or
                                                    securities for the ASSURED,

                                         (9)   any partner, officer or employee
                                               of an investment advisor, an
                                               underwriter (distributor), a
                                               transfer agent or shareholder
                                               accounting recordkeeper, or an
                                               administrator, for an INVESTMENT
                                               COMPANY while performing acts
                                               coming within the scope of the
                                               customary and usual duties of an
                                               officer or employee of an
                                               INVESTMENT COMPANY or acting as a
                                               member of any committee duly
                                               elected or appointed to examine,
                                               audit or have custody of or
                                               access to PROPERTY of AN
                                               INVESTMENT COMPANY.

                                               The term EMPLOYEE shall not
                                               include any partner, officer or
                                               employee of a transfer agent,
                                               shareholder accounting
                                               recordkeeper or administrator:

                                               a.   which is not an "affiliated
                                                    person" (as defined in
                                                    Section 2(a) of the
                                                    Investment Company Act of
                                                    1940) of an INVESTMENT
                                                    COMPANY or of the investment
                                                    advisor or underwriter
                                                    (distributor) of such
                                                    INVESTMENT COMPANY, or

                                               b.   which is a "bank" (as
                                                    defined in Section 2(a) of
                                                    the Investment Company Act
                                                    of 1940).

                                                    This Bond does not afford
                                                    coverage in favor of the
                                                    employers of persons as set
                                                    forth in e. (4), (5) and (8)
                                                    above, and upon payment to
                                                    the ASSURED by the COMPANY
                                                    resulting directly from
                                                    LARCENY OR EMBEZZLEMENT
                                                    committed by any of the
                                                    partners, officers or
                                                    employees of such employers,
                                                    whether acting alone or in
                                                    collusion with others, an
                                                    assignment of such of the
                                                    ASSURED'S rights and causes
                                                    of action as it may have
                                                    against such employers by
                                                    reason of such acts so
                                                    committed shall, to the
                                                    extent of such payment, be
                                                    given by the ASSURED to the
                                                    COMPANY, and the ASSURED
                                                    shall execute all papers
                                                    necessary to secure to the
                                                    COMPANY the rights provided
                                                    for herein.

                                               Each employer of persons as set
                                               forth in e.(4), (5) and (8) above
                                               and the partners, officers and
                                               other employees of such employers
                                               shall collectively be deemed to
                                               be one person for all the
                                               purposes of this Bond; excepting,
                                               however, the fifth paragraph of
                                               Section 13.

                                               Independent contractors not
                                               specified in e.(4), (5) or (8)
                                               above, intermediaries, agents,
                                               brokers or other representatives
                                               of the same general character
                                               shall not be considered
                                               EMPLOYEES.

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                          Page 9 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

DEFINITIONS                        f.    FORGERY means the signing of the name
(CONTINUED)                              of another natural person with the
                                         intent to deceive but does not mean a
                                         signature which consists in whole or in
                                         part of one's own name, with or without
                                         authority, in any capacity for any
                                         purpose.

                                   g. INVESTMENT COMPANY means any investment company registered under the Investment Company Act of 1940 and listed under the NAME OF ASSURED on the DECLARATIONS.

                                   h.    ITEMS OF DEPOSIT means one or more
                                         checks or drafts drawn upon a financial
                                         institution in the United States of
                                         America.

                                   i.    LARCENY OR EMBEZZLEMENT means larceny
                                         or embezzlement as defined in Section
                                         37 of the Investment Company Act of
                                         1940.

                                   j. PROPERTY means money, revenue and other stamps; securities; including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any interest or instruments commonly known as a security under the Investment Company Act of 1940, any other certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; bills of exchange; acceptances; checks; withdrawal orders; money orders; travelers' letters of credit; bills of lading; abstracts of title; insurance policies, deeds, mortgages on real estate and/or upon chattels and interests therein; assignments of such policies, deeds or mortgages; other valuable papers, including books of accounts and other records used by the ASSURED in the conduct of its business (but excluding all electronic data processing records); and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired an interest at the time of the ASSURED'S consolidation or merger with, or purchase of the principal assets of, a predecessor or which are held by the ASSURED for any purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                                   k.    RELATIVE means the spouse of an
                                         EMPLOYEE or partner of the ASSURED and
                                         any unmarried child supported wholly
                                         by, or living in the home of, such
                                         EMPLOYEE or partner and being related
                                         to them by blood, marriage or legal
                                         guardianship.

                                   l.    SECURITIES, DOCUMENTS OR OTHER WRITTEN
                                         INSTRUMENTS means original (including
                                         original counterparts) negotiable or
                                         non-negotiable instruments, or
                                         assignments thereof, which in and of
                                         themselves represent an equitable
                                         interest, ownership, or debt and which
                                         are in the ordinary course of business
                                         transferable by delivery of such
                                         instruments with any necessary
                                         endorsements or assignments.

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 10 of 19

CONDITIONS AND
LIMITATIONS

DEFINITIONS                        m.    SUBSIDIARY means any organization that,
(CONTINUED)                              at the inception date of this Bond, is
                                         named in the APPLICATION or is created
                                         during the BOND PERIOD and of which
                                         more than fifty percent (50%) of the
                                         outstanding securities or voting rights
                                         representing the present right to vote
                                         for election of directors is owned or
                                         controlled by the ASSURED either
                                         directly or through one or more of its
                                         subsidiaries.

                                   n.    TRANSPORTATION COMPANY means any
                                         organization which provides its own or
                                         its leased vehicles for transportation
                                         or which provides freight forwarding or
                                         air express services.

                                   o.    VOICE INITIATED ELECTION means any
                                         election concerning dividend options
                                         available to INVESTMENT COMPANY
                                         shareholders or subscribers which is
                                         requested by voice over the telephone.

                                   p.    VOICE INITIATED REDEMPTION means any
                                         redemption of shares issued by an
                                         INVESTMENT COMPANY which is requested
                                         by voice over the telephone.

                                   q.    VOICE INITIATED FUNDS TRANSFER
                                         INSTRUCTION means any VOICE INITIATED
                                         REDEMPTION or VOICE INITIATED ELECTION.

                                   For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

================================================================================
GENERAL EXCLUSIONS -          2.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY
APPLICABLE TO ALL INSURING         COVER:
CLAUSES                            a.    loss not reported to the COMPANY in
                                         writing within sixty (60) days after
                                         termination of this Bond as an
                                         entirety;

                                   b.    loss due to riot or civil commotion
                                         outside the United States of America
                                         and Canada, or any loss due to
                                         military, naval or usurped power, war
                                         or insurrection. This Section 2.b.,
                                         however, shall not apply to loss which
                                         occurs in transit in the circumstances
                                         recited in INSURING CLAUSE 3., provided
                                         that when such transit was initiated
                                         there was no knowledge on the part of
                                         any person acting for the ASSURED of
                                         such riot, civil commotion, military,
                                         naval or usurped power, war or
                                         insurrection;

                                   c.    loss resulting from the effects of
                                         nuclear fission or fusion or
                                         radioactivity;

                                   d. loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any customer of the ASSURED;

                                   e.    damages of any type for which the
                                         ASSURED is legally liable, except
                                         compensatory damages, but not multiples
                                         thereof, arising from a loss covered
                                         under this Bond;

                                   f.    costs, fees and expenses incurred by
                                         the ASSURED in establishing the
                                         existence of or amount of loss under
                                         this Bond, except to the extent covered
                                         under INSURING CLAUSE 11.;

                                   g.    loss resulting from indirect or
                                         consequential loss of any nature;

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 11 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

GENERAL EXCLUSIONS -               h.    loss resulting from dishonest acts by
APPLICABLE TO ALL INSURING               any member of the Board of Directors or
CLAUSES                                  Board of Trustees of the ASSURED who is
(CONTINUED)                              not an EMPLOYEE, acting alone or in
                                         collusion with others;

                                   i.    loss, or that part of any loss,
                                         resulting solely from any violation by
                                         the ASSURED or by any EMPLOYEE:

                                         (1)   of any law regulating:

                                               a.   the issuance, purchase or
                                                    sale of securities,

                                               b.   securities transactions on
                                                    security or commodity
                                                    exchanges or the over the
                                                    counter market,

                                               c.   investment companies,

                                               d.   investment advisors, or

                                         (2)   of any rule or regulation made
                                               pursuant to any such law; or

                                   j.    loss of confidential information,
                                         material or data;

                                   k.    loss resulting from voice requests or
                                         instructions received over the
                                         telephone, provided however, this
                                         Section 2.k. shall not apply to
                                         INSURING CLAUSE 7. or 9.

================================================================================
SPECIFIC EXCLUSIONS -         3.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY
APPLICABLE TO ALL INSURING         COVER:
CLAUSES EXCEPT INSURING
CLAUSE 1.                          a.    loss caused by an EMPLOYEE, provided,
                                         however, this Section 3.a. shall not
                                         apply to loss covered under INSURING
                                         CLAUSE 2. or 3. which results directly
                                         from misplacement, mysterious
                                         unexplainable disappearance, or damage
                                         or destruction of PROPERTY;

                                   b.    loss through the surrender of property
                                         away from premises of the ASSURED as a
                                         result of a threat:

                                         (1)   to do bodily harm to any natural
                                               person, except loss of PROPERTY
                                               in transit in the custody of any
                                               person acting as messenger of the
                                               ASSURED, provided that when such
                                               transit was initiated there was
                                               no knowledge by the ASSURED of
                                               any such threat, and provided
                                               further that this Section 3.b.
                                               shall not apply to INSURING
                                               CLAUSE 7., or

                                         (2)   to do damage to the premises or
                                               PROPERTY of the ASSURED;

                                   c.    loss resulting from payments made or
                                         withdrawals from any account involving
                                         erroneous credits to such account;

                                   d.    loss involving ITEMS OF DEPOSIT which
                                         are not finally paid for any reason
                                         provided however, that this Section
                                         3.d. shall not apply to INSURING CLAUSE
                                         10.;

                                   e.    loss of property while in the mail;

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 12 of 19

CONDITIONS AND
LIMITATIONS

SPECIFIC EXCLUSIONS -              f.    loss resulting from the failure for any
APPLICABLE TO ALL INSURING               reason of a financial or depository
CLAUSES EXCEPT INSURING                  institution, its receiver or other
CLAUSE 1.                                liquidator to pay or deliver funds or
(CONTINUED)                              other PROPERTY to the ASSURED provided
                                         further that this Section 3.f. shall
                                         not apply to loss of PROPERTY resulting
                                         directly from robbery, burglary,
                                         misplacement, mysterious unexplainable
                                         disappearance, damage, destruction or
                                         removal from the possession, custody or
                                         control of the ASSURED.

                                   g.    loss of PROPERTY while in the custody
                                         of a TRANSPORTATION COMPANY, provided
                                         however, that this Section 3.g. shall
                                         not apply to INSURING CLAUSE 3.;

                                   h.    loss resulting from entries or changes
                                         made by a natural person with
                                         authorized access to a COMPUTER SYSTEM
                                         who acts in good faith on instructions,
                                         unless such instructions are given to
                                         that person by a software contractor or
                                         its partner, officer, or employee
                                         authorized by the ASSURED to design,
                                         develop, prepare, supply, service,
                                         write or implement programs for the
                                         ASSURED's COMPUTER SYSTEM; or

                                   i.    loss resulting directly or indirectly
                                         from the input of data into a COMPUTER
                                         SYSTEM terminal, either on the premises
                                         of the customer of the ASSURED or under
                                         the control of such a customer, by a
                                         customer or other person who had
                                         authorized access to the customer's
                                         authentication mechanism.

================================================================================
SPECIFIC EXCLUSIONS -         4.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY
APPLICABLE TO ALL INSURING         COVER:
CLAUSES EXCEPT INSURING
CLAUSES 1., 4., AND 5.             a.    loss resulting from the complete or
                                         partial non-payment of or default on
                                         any loan whether such loan was procured
                                         in good faith or through trick,
                                         artifice, fraud or false pretenses;
                                         provided, however, this Section 4.a.
                                         shall not apply to INSURING CLAUSE 8.;

                                   b.    loss resulting from forgery or any
                                         alteration;

                                   c.    loss involving a counterfeit provided,
                                         however, this Section 4.c. shall not
                                         apply to INSURING CLAUSE 5. or 6.

================================================================================
LIMIT OF LIABILITY/NON-       5.   At all times prior to termination of this
REDUCTION AND NON-                 Bond, this Bond shall continue in force for
ACCUMULATION OF LIABILITY          the limit stated in the applicable sections
                                   of ITEM 2. of the DECLARATIONS,
                                   notwithstanding any previous loss for which the COMPANY may have paid or be liable to pay under this Bond provided, however, that the liability of the COMPANY under this Bond with respect to all loss resulting from:

                                   a.    any one act of burglary, robbery or
                                         hold-up, or attempt thereat, in which
                                         no EMPLOYEE is concerned or implicated,
                                         or

                                   b.    any one unintentional or negligent act
                                         on the part of any one person resulting
                                         in damage to or destruction or
                                         misplacement of PROPERTY, or

                                   c.    all acts, other than those specified in
                                         a. above, of any one person, or

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 13 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

LIMIT OF LIABILITY/NON-            d.    any one casualty or event other than
REDUCTION AND NON-                 those specified in a., b., or c. above,
ACCUMULATION OF LIABILITY
(CONTINUED)                        shall be deemed to be one loss and shall be
                                   limited to the applicable LIMIT OF LIABILITY stated in ITEM 2. of the DECLARATIONS of this Bond irrespective of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to period.


                                   All acts, as specified in c. above, of any one person which

                                   i.    directly or indirectly aid in any way
                                         wrongful acts of any other person or
                                         persons, or

                                   ii.   permit the continuation of wrongful
                                         acts of any other person or persons

                                   whether such acts are committed with or
                                   without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

================================================================================
DISCOVERY                    6.    This Bond applies only to loss first
                                   discovered by an officer of the ASSURED
                                   during the BOND PERIOD. Discovery occurs at the earlier of an officer of the ASSURED being aware of:

                                   a.    facts which may subsequently result in
                                         a loss of a type covered by this Bond,
                                         or

                                   b.    an actual or potential claim in which
                                         it is alleged that the ASSURED is
                                         liable to a third party,

                                   regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount or details of loss may not then be known.

================================================================================
NOTICE TO COMPANY -          7.    a.    The ASSURED shall give the COMPANY
PROOF - LEGAL PROCEEDINGS                notice thereof at the earliest
AGAINST COMPANY                          practicable moment, not to exceed sixty
                                         (60) days after discovery of loss, in
                                         an amount that is in excess of 50% of
                                         the applicable DEDUCTIBLE AMOUNT,
                                         as stated in ITEM 2. of the
                                         DECLARATIONS.

                                   b.    The ASSURED shall furnish to the
                                         COMPANY proof of loss, duly sworn to,
                                         with full particulars within six (6)
                                         months after such discovery.

                                   c.    Securities listed in a proof of loss
                                         shall be identified by certificate or
                                         bond numbers, if issued with them.

                                   d.    Legal proceedings for the recovery of
                                         any loss under this Bond shall not be
                                         brought prior to the expiration of
                                         sixty (60) days after the proof of loss
                                         is filed with the COMPANY or after the
                                         expiration of twenty-four (24) months
                                         from the discovery of such loss.

                                   e.    This Bond affords coverage only in
                                         favor of the ASSURED. No claim, suit,
                                         action or legal proceedings shall be
                                         brought under this Bond by anyone other
                                         than the ASSURED.

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 14 of 19

CONDITIONS AND
LIMITATIONS

NOTICE TO COMPANY -                f.    Proof of loss involving VOICE INITIATED
PROOF - LEGAL PROCEEDINGS                FUNDS TRANSFER INSTRUCTION shall
AGAINST COMPANY                          include electronic recordings of such
(CONTINUED)                              instructions.

================================================================================
DEDUCTIBLE AMOUNT            8.    The COMPANY shall not be liable under any
                                   INSURING CLAUSES of this Bond on account of loss unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on account thereof prior to payment by the COMPANY of such loss, shall exceed the DEDUCTIBLE AMOUNT set forth in ITEM 3. of the DECLARATIONS, and then for such excess only, but in no event for more than the applicable
                                   LIMITS OF LIABILITY stated in ITEM 2. of the
                                   DECLARATIONS.

                                   There shall be no deductible applicable to any loss under INSURING CLAUSE 1. sustained by any INVESTMENT COMPANY.

================================================================================
VALUATION                    9.    BOOKS OF ACCOUNT OR OTHER RECORDS

                                   The value of any loss of PROPERTY consisting of books of account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                                   The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day immediately preceding discovery of such loss provided, however, that the value of any PROPERTY replaced by the ASSURED with the consent of the COMPANY and prior to the settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                                   In the case of a loss of interim
                                   certificates, warrants, rights or other
                                   securities, the production of which is
                                   necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                                   OTHER PROPERTY

                                   The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and value, whichever is less.

================================================================================

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 15 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS
(CONTINUED)

SECURITIES SETTLEMENT        10.   In the event of a loss of securities
                                   covered under this Bond, the COMPANY may, at its sole discretion, purchase replacement securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                                   The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                                   a. for securities having a value less than or equal to the applicable DEDUCTIBLE AMOUNT - one hundred (100%) percent;

                                   b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                                   c.    for securities having a value greater
                                         than the applicable LIMIT OF LIABILITY
                                         - the percentage that the DEDUCTIBLE
                                         AMOUNT and portion in excess of the
                                         applicable LIMIT OF LIABILITY bears to
                                         the value of the securities.

                                   The value referred to in Section 10.a., b., and c. is the value in accordance with
                                   Section 9, VALUATION, regardless of the value of such securities at the time the loss under the COMPANY'S indemnity is sustained.

                                   The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this Bond; however, the COMPANY may do so as a courtesy to the ASSURED and at its sole discretion.

                                   The ASSURED shall pay the proportion of the Company's premium charge for the Company's indemnity as set forth in Section 10.a., b., and c. No portion of the LIMIT OF LIABILITY shall be used as payment of premium for any indemnity purchased by the ASSURED to obtain replacement securities.

================================================================================
SUBROGATION - ASSIGNMENT     11.   In the event of a payment under this Bond,
- RECOVERY                         the COMPANY shall be subrogated to all of the
                                   ASSURED'S rights of recovery against any person or entity to the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                                   Recoveries, whether effected by the COMPANY or by the ASSURED, shall be applied net of the expense of such recovery in the following order:

                                   a.    first, to the satisfaction of the
                                         ASSURED'S loss which would otherwise
                                         have been paid but for the fact that it
                                         is in excess of the applicable LIMIT OF
                                         LIABILITY,

                                   b.    second, to the COMPANY in satisfaction
                                         of amounts paid in settlement of the
                                         ASSURED'S claim,

                                   c.    third, to the ASSURED in satisfaction
                                         of the applicable DEDUCTIBLE AMOUNT,
                                         and

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 16 of 19

CONDITIONS AND LIMITATIONS

SUBROGATION - ASSIGNMENT -         d.    fourth, to the ASSURED in satisfaction
RECOVERY                                 of any loss suffered by the ASSURED
(CONTINUED)                              which was not covered under this Bond.

                                   Recovery from reinsurance or indemnity of the COMPANY shall not be deemed a recovery under this section.

================================================================================
COOPERATION OF ASSURED       12.   At the COMPANY'S request and at reasonable
                                   times and places designated by the COMPANY, the ASSURED shall:

                                   a.    submit to examination by the COMPANY
                                         and subscribe to the same under oath,

                                   b.    produce for the COMPANY'S examination
                                         all pertinent records, and

                                   c.    cooperate with the COMPANY in all
                                         matters pertaining to the loss.

                                   The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

================================================================================
TERMINATION                  13.   If the Bond is for a sole ASSURED, it shall
                                   not be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                   If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED INVESTMENT COMPANIES and to the Securities and Exchange Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                   This Bond will terminate as to any one
                                   ASSURED, other than an INVESTMENT COMPANY:

                                   a.    immediately on the taking over of such
                                         ASSURED by a receiver or other
                                         liquidator or by State or Federal
                                         officials, or

                                   b. immediately on the filing of a petition under any State or Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                                   c.    immediately upon such ASSURED ceasing
                                         to exist, whether through merger into
                                         another entity, disposition of all of
                                         its assets or otherwise.

                                   The COMPANY shall refund the unearned premium computed at short rates in accordance with the standard short rate cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 17 of 19

--------------------------------------------------------------------------------
CONDITIONS AND
LIMITATIONS

TERMINATION                        If any partner, director, trustee, or officer
(CONTINUED)                        or supervisory employee of an ASSURED not
                                   acting in collusion with an EMPLOYEE learns of any dishonest act committed by such EMPLOYEE at any time, whether in the employment of the ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                                   a.    shall immediately remove such EMPLOYEE
                                         from a position that would enable such
                                         EMPLOYEE to cause the ASSURED to suffer
                                         a loss covered by this Bond; and

                                   b.    within forty-eight (48) hours of
                                         learning that an EMPLOYEE has committed
                                         any dishonest act, shall notify the
                                         COMPANY, of such action and provide
                                         full particulars of such dishonest act.

                                   The COMPANY may terminate coverage as
                                   respects any EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and Exchange Commission, Washington, D.C. of its desire to terminate this Bond as to such EMPLOYEE.

================================================================================
OTHER INSURANCE              14.   Coverage under this Bond shall apply only
                                   as excess over any valid and collectible insurance, indemnity or suretyship obtained by or on behalf of:

                                   a.    the ASSURED,

                                   b.    a TRANSPORTATION COMPANY, or

                                   c.    another entity on whose premises the
                                         loss occurred or which employed the
                                         person causing the loss or engaged the
                                         messenger conveying the PROPERTY
                                         involved.

================================================================================
CONFORMITY                   15.   If any limitation within this Bond is
                                   prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of limitation provided by such law.

================================================================================
CHANGE OR MODIFICATION      16.    This Bond or any instrument amending or
                                   affecting this Bond may not be changed or modified orally. No change in or modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                                   If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission, Washington, D.C., by the acting party.

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 18 of 19

CONDITIONS AND
LIMITATIONS

CHANGE OR MODIFICATION             If this Bond is for a joint ASSURED, no
(CONTINUED)                        charge or modification which would adversely
                                   affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and to the Securities and Exchange Commission,
                                   Washington, D.C., by the COMPANY.

--------------------------------------------------------------------------------
ICAP Bond (5-98)
Form 17-02-1421 (Ed. 5-98)                                         Page 19 of 19

                                               VIGILANT INSURANCE COMPANY

                                               Endorsement No: 1

                                               Bond Number: 82179408

NAME OF ASSURED: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

                           NAME OF ASSURED ENDORSEMENT

It is agreed that the NAME OF ASSURED in the DECLARATIONS is amended to read as follows:

Third Avenue Trust
Third Avenue Variable Series Trust

This Endorsement applies to loss discovered after 12:01 a.m. on July 1, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: July 23, 2009                            By /s/ Robert Hamburger
                                                  ------------------------------
                                                     Authorized Representative

ICAP Bond
Form 17-02-0949 (Rev. 1-97)                                               Page 1

                                               VIGILANT INSURANCE COMPANY

                                               Endorsement No.: 2

                                               Bond Number: 82179408

NAME OF ASSURED: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

                      EXTENDED COMPUTER SYSTEMS ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      12.   Extended Computer Systems

            A.    Electronic Data, Electronic Media, Electronic Instruction

                  Loss resulting directly from:

                  (1) the fraudulent modification of ELECTRONIC DATA, ELECTRONIC MEDIA or ELECTRONIC INSTRUCTION being stored within or being run within any system covered under this INSURING CLAUSE,

                  (2) robbery, burglary, larceny or theft of ELECTRONIC DATA, ELECTRONIC MEDIA or ELECTRONIC INSTRUCTIONS,

                  (3) the acts of a hacker causing damage or destruction of ELECTRONIC DATA, ELECTRONIC MEDIA or ELECTRONIC INSTRUCTION owned by the ASSURED or for which the ASSURED is legally liable, while stored within a COMPUTER SYSTEM covered under this INSURING CLAUSE, or

                  (4) the damage or destruction of ELECTRONIC DATA, ELECTRONIC MEDIA or ELECTRONIC INSTRUCTION owned by the ASSURED or for which the ASSURED is legally liable while stored within a COMPUTER SYSTEM covered under INSURING CLAUSE 12, provided such damage or destruction was caused by a computer program or similar instruction which was written or altered to intentionally incorporate a hidden instruction designed to damage or destroy ELECTRONIC DATA, ELECTRONIC MEDIA, or ELECTRONIC INSTRUCTION in the COMPUTER SYSTEM in which the computer program or instruction so written or so altered is used.

ICAP2 Bond
Form 17-02-2976 (Ed. 1-02)                                                Page 1

            B.    Electronic Communication

                  Loss resulting directly from the ASSURED having transferred, paid or delivered any funds or property, established any credit, debited any account or given any value on the faith of any electronic communications directed to the ASSURED, which were transmitted or appear to have been transmitted through:

                  (1)   an ELECTRONIC COMMUNICATION SYSTEM,

                  (2)   an automated clearing house or custodian, or

                  (3)   a Telex, TWX, or similar means of communication,

                  directly into the ASSURED'S COMPUTER SYSTEM or COMMUNICATION TERMINAL, and fraudulently purport to have been sent by a customer, automated clearing house, custodian, or financial institution, but which communications were either not sent by said customer, automated clearing house, custodian, or financial institution, or were fraudulently modified during physical transit of ELECTRONIC MEDIA to the ASSURED or during electronic transmission to the ASSURED'S COMPUTER SYSTEM or COMMUNICATION TERMINAL.

            C.    Electronic Transmission

                  Loss resulting directly from a customer of the ASSURED, any automated clearing house, custodian, or financial institution having transferred, paid or delivered any funds or property, established any credit, debited any account or given any value on the faith of any electronic communications, purporting to have been directed by the ASSURED to such customer, automated clearing house, custodian, or financial institution initiating, authorizing, or acknowledging, the transfer, payment, delivery or receipt of funds or property, which communications were transmitted through:

                  (1)   an ELECTRONIC COMMUNICATION SYSTEM,

                  (2)   an automated clearing house or custodian, or

                  (3)   a Telex, TWX, or similar means of communication,

                  directly into a COMPUTER SYSTEM or COMMUNICATION TERMINAL of said customer, automated clearing house, custodian, or financial institution, and fraudulently purport to have been directed by the ASSURED, but which communications were either not sent by the ASSURED, or were fraudulently modified during physical transit of ELECTRONIC MEDIA from the ASSURED or during electronic transmission from the ASSURED'S COMPUTER SYSTEM or COMMUNICATION TERMINAL, and for which loss the ASSURED is held to be legally liable.

ICAP2 Bond
Form 17-02-2976 (Ed. 1-02)                                                Page 2

2.    By adding to Section 1., Definitions, the following:

      r. COMMUNICATION TERMINAL means a teletype, teleprinter or video display terminal, or similar device capable of sending or receiving information electronically. COMMUNICATION TERMINAL does not mean a telephone.

      s. ELECTRONIC COMMUNICATION SYSTEM means electronic communication operations by Fedwire, Clearing House Interbank Payment System (CHIPS), Society of Worldwide International Financial
            Telecommunication (SWIFT), similar automated interbank communication systems, and Internet access facilities.

      t. ELECTRONIC DATA means facts or information converted to a form usable in COMPUTER SYSTEMS and which is stored on ELECTRONIC MEDIA for use by computer programs.

      u. ELECTRONIC INSTRUCTION means computer programs converted to a form usable in a COMPUTER SYSTEM to act upon ELECTRONIC DATA.

      v. ELECTRONIC MEDIA means the magnetic tape, magnetic disk, optical disk, or any other bulk media on which data is recorded.

3.    By adding the following Section after Section 4., Specific
      Exclusions-Applicable to All INSURING CLAUSES except 1., 4., and 5.:

      Section 4.A. Specific Exclusions-Applicable to INSURING CLAUSE 12

      THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:

      a. loss resulting directly or indirectly from FORGED, altered or fraudulent negotiable instruments, securities, documents or written instruments used as source documentation in the preparation of ELECTRONIC DATA;

      b. loss of negotiable instruments, securities, documents or written instruments except as converted to ELECTRONIC DATA and then only in that converted form;

      c. loss resulting from mechanical failure, faulty construction, error in design, latent defect, wear or tear, gradual deterioration, electrical disturbance, ELECTRONIC MEDIA failure or breakdown or any malfunction or error in programming or error or omission in processing;

      d. loss resulting directly or indirectly from the input of ELECTRONIC DATA at an authorized electronic terminal of an ELECTRONIC FUNDS TRANSFER SYSTEM or a CUSTOMER COMMUNICATION SYSTEM by a person who had authorized access from a customer to that customer's authentication mechanism; or

      e. liability assumed by the ASSURED by agreement under any contract, unless such liability would have attached to the ASSURED even in the absence of such agreement; or

      f.    loss resulting directly or indirectly from:

            (1)   written instruction unless covered under this INSURING CLAUSE;
                  or

            (2) instruction by voice over the telephone, unless covered under this INSURING CLAUSE.

ICAP2 Bond
Form 17-02-2976 (Ed. 1-02)                                                Page 3

4.    By adding to Section 9., Valuation, the following:

      Electronic Data, Electronic Media, Or Electronic Instruction

      In case of loss of, or damage to, ELECTRONIC DATA, ELECTRONIC MEDIA or ELECTRONIC INSTRUCTION used by the ASSURED in its business, the COMPANY shall be liable under this Bond only if such items are actually reproduced form other ELECTRONIC DATA, ELECTRONIC MEDIA or ELECTRONIC INSTRUCTION of the same kind or quality and then for not more than the cost of the blank media and/or the cost of labor for the actual transcription or copying of data which shall have been furnished by the ASSURED in order to reproduce such ELECTRONIC DATA, ELECTRONIC MEDIA or ELECTRONIC INSTRUCTION subject to the applicable SINGLE LOSS LIMIT OF LIABILITY.

      However, if such ELECTRONIC DATA can not be reproduced and said ELECTRONIC DATA represents SECURITIES or financial instruments having a value, then the loss will be valued as indicated in the SECURITIES and OTHER PROPERTY paragraphs of this Section.

This Endorsement applies to loss discovered after 12:01 a.m. on July 1, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: July 23, 2009                            By /s/ Robert Hamburger
                                                  ------------------------------
                                                     Authorized Representative

ICAP2 Bond
Form 17-02-2976 (Ed. 1-02)                                                Page 4

                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.: 3

                                                Bond Number: 82179408

NAME OF ASSURED: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

                  TELEFACSIMILE INSTRUCTION FRAUD ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      13.   Telefacsimile Instruction

            Loss resulting directly from the ASSURED having transferred, paid or delivered any funds or other PROPERTY or established any credit, debited any account or given any value on the faith of any fraudulent instructions sent by a CUSTOMER, financial institution or another office of the ASSURED by TELEFACSIMILE directly to the ASSURED authorizing or acknowledging the transfer, payment or delivery of funds or PROPERTY or the establishment of a credit or the debiting of an account or the giving of value by the ASSURED where such TELEFACSIMILE instructions:

            a. bear a valid test key exchanged between the ASSURED and a CUSTOMER or another financial institution with authority to use such test key for TELEFACSIMILE instructions in the ordinary course of business, but which test key has been wrongfully obtained by a person who was not authorized to initiate, make, validate or authenticate a test key arrangement, and

            b. fraudulently purport to have been sent by such CUSTOMER or financial institution when such TELEFACSIMILE instructions were transmitted without the knowledge or consent of such CUSTOMER or financial institution by a person other than such CUSTOMER or financial institution and which bear a FORGERY of a signature, provided that the TELEFACSIMILE instruction was verified by a direct call back to an employee of the financial institution, or a person thought by the ASSURED to be the CUSTOMER, or an employee of another financial institution.

2. By deleting from Section 1., Definitions, the definition of CUSTOMER in its entirety, and substituting the following:

      d. CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an Investment Company which has a written agreement with the ASSURED for VOICE INITIATED FUNDS TRANSFER INSTRUCTION or TELEFACSIMILE instruction.

ICAP Bond
Form 17-02-2367 (Rev. 10-03)                                              Page 1

3.    By adding to Section 1., Definitions, the following:

      w. TELEFACSIMILE means a system of transmitting written documents by electronic signals over telephone lines to equipment maintained by the ASSURED for the purpose of reproducing a copy of said document. TELEFACSIMILE does not mean electronic communication sent by Telex or similar means of communication, or through an electronic communication system or through an automated clearing house.

4. By adding to Section 3., Specific Exclusions Applicable to All Insuring Clauses Except Insuring Clause 1. the following:

      j. loss resulting directly or indirectly from TELEFACSIMILE instructions provided, however, this exclusion shall not apply to this INSURING CLAUSE.

This Endorsement applies to loss discovered after 12:01 a.m. on July 1, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: July 23, 2009                          By /s/ Robert Hamburger
                                                --------------------------------
                                                    Authorized Representative

ICAP Bond
Form 17-02-2367 (Rev. 10-03)                                              Page 2

                                                VIGILANT INSURANCE COMPANY

                                                Endorsement No.: 4

                                                Bond Number: 82179408

NAME OF ASSURED: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

                   AUTOMATED TELEPHONE TRANSACTION ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      14.   Automated Telephone System Transaction

            Loss resulting directly from the ASSURED having transferred funds on the faith of any AUTOMATED PHONE SYSTEM (APS) TRANSACTION, where the request for such APS TRANSACTION is unauthorized or fraudulent and is made with the intent to deceive. In order for coverage to apply under this INSURING CLAUSE the ASSURED shall maintain and follow all APS DESIGNATED PROCEDURES. A single failure of the ASSURED to maintain and follow a particular APS DESIGNATED PROCEDURE in a particular APS TRANSACTION will not preclude coverage under this INSURING CLAUSE.

2.    By adding to Section 1., Definitions, the following:

      x. APS DESIGNATED PROCEDURES means all of the following procedures:

            (1) NO APS TRANSACTION shall be executed unless the shareholder or unitholder to whose account such an APS TRANSACTION relates has previously elected to APS TRANSACTIONS. (Election in Application)

            (2) All APS TRANSACTIONS shall be logged or otherwise recorded and the records shall be retained for at least six (6) months. (Logging)

                  Information contained in the records shall be capable of being retrieved and produced within a reasonable time after retrieval of specific information is requested, at a success rate of no less than 85 percent.

            (3) The caller in any request for an APS TRANSACTION, before executing that APS TRANSACTION must enter a personal identification number (PIN), social security number and account number. (Identity Test)

                  If the caller fails to enter a correct PIN within three (3) attempts, the caller must not be allowed additional attempts during the same telephone call to enter the PIN. The caller may either be instructed to redial a customer service representative or may be immediately connected to such a representative. (Limited attempts to Enter PIN)

ICAP Bond
Form 17-02-2345 (Ed. 10-00)                                               Page 1

            (4) A written confirmation of any APS TRANSACTION or change of address shall be mailed to the shareholder or unitholder to whose account such transaction relates, at the record address, by the end of the insured's next regular processing cycle, but in no event later than five (5) business days following such APS TRANSACTION. (Written Confirmation)

            (5) Access to the equipment which permits the entity receiving the APS TRANSACTION request to process and effect the transaction shall be limited in the following manner:
                     (Access to APS Equipment)

      y. APS ELECTION means any election concerning various account features available to the shareholder or unitholder which is made through the AUTOMATED PHONE SYSTEM by means of information transmitted by an individual caller through use of a AUTOMATED PHONE SYSTEM. These features include account statements, auto exchange, auto asset builder, automatic withdrawal, dividend/capital gain options, dividend sweep, telephone balance consent and change of address.

      x. APS EXCHANGE means any exchange of shares or units in a registered account of one fund into shares or units in an account with the same tax identification number and same ownership-type code of another fund in the same complex pursuant to exchange privileges of the two funds, which exchange is requested through the AUTOMATED PHONE SYSTEM by means of information transmitted by an individual caller through use of an AUTOMATED PHONE SYSTEM.

      aa. APS PURCHASE means any purchase of shares or units issued by an INVESTMENT COMPANY which is requested through an AUTOMATED PHONE SYSTEM.

      bb. APS REDEMPTION means any redemption of shares or units issued by an INVESTMENT COMPANY which it requested through the telephone by means of information transmitted by an individual caller through use of a AUTOMATED PHONE SYSTEM.

      cc. APS TRANSACTION means any APS PURCHASE, APS REDEMPTION, APS ELECTION or APS EXCHANGE.

      dd. AUTOMATED PHONE SYSTEM means an automated system which receives and converts to executable instructions transmissions through the AUTOMATED PHONE SYSTEM through use of a touch-tone keypad or other tone system; and always excluding transmissions from a computer system or part thereof.

3.    By adding the following Section after Section 4., Specific
      Exclusions-Applicable To All Insuring Clauses Except 1., 4., 5.:

      Section 4.A.. Specific Exclusion-Applicable to Insuring Clause 14

      THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER UNDER INSURING CLAUSE 14:

      Loss resulting from:

      a. the redemption of shares or units, where the proceeds of such redemption are made payable to other than:

            (1)   the shares or units of record,

            (2)   a person designated to receive redemption proceeds, or

            (3)   a bank account designated to receive redemption proceeds, or

      b. the redemption of shares or units, where the proceeds of such redemption are paid by check mailed to any address, unless such address has either been designated the shareholder or unitholder by voice through an AUTOMATED PHONE SYSTEM or in writing, at least thirty (30) days prior to such redemption, or

ICAP Bond
Form 17-02-2345 (Ed. 10-00)                                               Page 2

      c. the redemption of shares or units, where shareholder or unitholder of the ASSURED designated bank account of record.

This Endorsement applies to loss discovered after 12:01 a.m. on July 1, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: July 23, 2009                 By /s/ Robert Hamburger
                                       --------------------------------
                                           Authorized Representative

ICAP Bond
Form 17-02-2345 (Ed. 10-00)                                               Page 3

                                                  VIGILANT INSURANCE COMPANY

                                                  Endorsement No.: 5

                                                  Bond Number:     82179408

NAME OF ASSURED: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

                       UNAUTHORIZED SIGNATURE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      15.   Unauthorized Signature

            Loss resulting directly from the ASSURED having accepted, paid or cashed any check or WITHDRAWAL ORDER made or drawn on or against the account of the ASSURED'S customer which bears the signature or endorsement of one other than a person whose name and signature is on file with the ASSURED as a signatory on such account.

            It shall be a condition precedent to the ASSURED'S right of recovery under this INSURING CLAUSE that the ASSURED shall have on file signatures of all the persons who are signatories on such account.

2.    By adding to Section 1., Definitions, the following:

      ee. INSTRUCTION means a written order to the issuer of an UNCERTIFICATED SECURITY requesting that the transfer, pledge or release from pledge of the specified UNCERTIFICATED SECURITY be registered.

      ff. UNCERTIFICATED SECURITY means a share, participation or other interest in property of or an enterprise of the issuer or an obligation of the issuer, which is:

            (1) not represented by an instrument and the transfer of which is registered on books maintained for that purpose by or on behalf of the issuer, and

            (2) of a type commonly dealt in on securities exchanges or markets, and

            (3) either one of a class or series or by its terms divisible into a class or series of shares, participations, interests or obligations.

ICAP Bond
Form 17-02-5602 (Ed. 10-03)                                               Page 1
      gg. WITHDRAWAL ORDER means a non-negotiable instrument, other than an INSTRUCTION, signed by a customer of the ASSURED authorizing the ASSURED to debit the customer's account in the amount of funds stated therein.

This Endorsement applies to loss discovered after 12:01 a.m. on July 1, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: July 23, 2009                       By /s/ Robert Hamburger
                                             -----------------------------------
                                                  Authorized Representative

ICAP Bond
Form 17-02-5602 (Ed. 10-03)                                               Page 2

                                                  VIGILANT INSURANCE COMPANY

                                                  Endorsement No.: 6

                                                  Bond Number:     82179408

NAME OF ASSURED: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

                           CLAIMS EXPENSE ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      16.   Claims Expense

            Reasonable expense incurred by the ASSURED, solely for independent firms or individuals to determine the amount of loss where:

            (1)   the loss is covered under the Bond, and

            (2)   the loss is in excess of the applicable DEDUCTIBLE AMOUNT.

2. Under General Exclusions-Applicable To All Insuring Clauses, Section 2.f. does not apply to loss covered under this INSURING CLAUSE.

This Endorsement applies to loss discovered after 12:01 a.m. on July 1, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: July 23, 2009                       By /s/ Robert Hamburger
                                             -----------------------------------
                                                  Authorized Representative

ICAP Bond
Form 17-02-6282 (Ed. 11-04)

                                       VIGILANT INSURANCE COMPANY

                                       Endorsement No.: 7

                                       Bond Number:     82179408

NAME OF ASSURED: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

             STOP PAYMENT ORDER OR REFUSAL TO PAY CHECK ENDORSEMENT

It is agreed that this Bond is amended as follows:

1.    By adding the following INSURING CLAUSE:

      "17.  Stop Payment Order or Refusal to Pay Check

            Loss resulting directly from the ASSURED being legally liable to pay compensatory damages for:

            a. complying or failing to comply with notice from any customer of the ASSURED or any authorized representative of such customer, to stop payment on any check or draft made or drawn upon or against the ASSURED by such customer or by any authorized representative of such customer, or

            b. refusing to pay any check or draft made or drawn upon or against the ASSURED by any customer of the ASSURED or by any authorized representative of such customer."

2.    By adding the following Specific Exclusion:

      "Section 4.A. Specific Exclusions - Applicable to INSURING CLAUSE 17

      THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:

      a. liability assumed by the ASSURED by agreement under any contract, unless such liability would have attached to the ASSURED even in the absence of such agreement,

      b.    loss arising out of:

            (1) libel, slander, wrongful entry, eviction, defamation, false arrest, false imprisonment, malicious prosecution, assault or battery,

            (2) sickness, disease, physical bodily harm, mental or emotional distress or anguish, or death of any person, or

            (3)   discrimination."

This Endorsement applies to loss discovered after 12:01 a.m. on July 1, 2009.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: July 23, 2009                            By  /s/ Robert Hamburger
                                                   -----------------------------
                                                       Authorized Representative

ICAP Bond
Form 17-02-2365 (Ed. 10-00)

                                                               ENDORSEMENT/RIDER

Effective date of
this endorsement/rider: July 1, 2009      VIGILANT INSURANCE COMPANY

                                          Endorsement/Rider No.   8

                                          To be attached to and
                                          form a part of Bond No. 82179408

Issued to: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

      DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR MODIFICATION
                                   ENDORSEMENT

In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.

2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:

      If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions of coverage.

All other terms, conditions and limitations of this Bond shall remain unchanged.

                                                  /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative

17-02-2437 (12/2006) rev.            Page 1

Effective date of
this endorsement: July 1, 2009      VIGILANT INSURANCE COMPANY

                                    Endorsement No.: 9

                                    To be attached to and form a part of Bond
                                    Number: 82179408

Issued to: THIRD AVENUE TRUST

--------------------------------------------------------------------------------

              COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: July 23, 2009                           By  /s/ Robert Hamburger
                                                 -------------------------------
                                                    Authorized Representative

Form 14-02-9228 (Ed. 4/2004)

                        IMPORTANT NOTICE TO POLICYHOLDERS

      All of the members of the Chubb Group of Insurance companies doing business in the United States (hereinafter "Chubb") distribute their products through licensed insurance brokers and agents ("producers"). Detailed information regarding the types of compensation paid by Chubb to producers on US insurance transactions is available under the Producer Compensation link located at the bottom of the page at www.chubb.com, or by calling 1-866-588-9478. Additional information may be available from your producer.

      Thank you for choosing Chubb.

10-02-1295 (ed. 6/2007)

                                IMPORTANT NOTICE:

THE SEC REQUIRES PROOF OF YOUR FIDELITY INSURANCE POLICY

Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.

Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.

Form 14-02-12160 (ed. 7/2006)

                                  POLICYHOLDER
                              DISCLOSURE NOTICE OF
                          TERRORISM INSURANCE COVERAGE
             (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby notified that, under the Terrorism Risk Insurance Act (the "Act"), effective December 26, 2007, this policy makes available to you insurance for losses arising out of certain acts of terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 85% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage.

However, if aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December
31), the Treasury shall not make any payment for any portion of the amount of such losses that exceeds $100 billion.

10-02-1281 (Ed. 1/2003)

If aggregate insured losses attributable to terrorist acts certified under the Act exceed $100 billion in a Program Year (January 1 through December 31) and we have met our insurer deductible under the Act, we shall not be liable for the payment of any portion of the amount of such losses that exceeds $100 billion, and in such case insured losses up to that amount are subject to pro rata allocation in accordance with procedures established by the Secretary of the Treasury.

The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: $ -0-.

If you have any questions about this notice, please contact your agent or broker.

10-02-1281 (Ed. 1/2003)

SECRETARY'S CERTIFICATE

The undersigned hereby certifies that he is the Secretary of each Third Avenue Trust, on behalf of each of the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, and the Third Avenue International Value Fund; and the Third Avenue Variable Series Trust, on behalf of the Third Avenue Value Portfolio. (each, the "Fund"), each a Delaware corporation; that the following is a true and correct copy of the resolutions duly adopted by a vote at a meeting of the Board of Trustees of each Fund on June 4, 2009, at which meeting a quorum was at all times present and acting; that the passage of said resolutions by the Board of Trustees, including a majority of the Independent Trustees, was in all respects legal; and that said resolutions are in full force and effect:

      RESOLVED, that it is the determination of the Board of Trustees, including a majority of the Independent Trustees, that the joint insured fidelity bond (the "Bond") written by Chubb Insurance Company in the amount of $3,100,000, insuring the Third Avenue Funds and the Third Avenue Variable Series Trust and the other parties named as insured parties under the Bond (collectively with Chubb Insurance Company, the "Parties") for covered acts or omissions of their respective officers and employees, in accordance with the requirements of Rule 17g-1 promulgated by the SEC under Section 17(g) of the 1940 Act, are reasonable in form and amount after having given due consideration to all relevant factors including, but not limited to, the value of the aggregate assets of the Third Avenue Funds and the Third Avenue Variable Series Trust to which any such covered person may have access, the type and terms of the arrangements made for the custody and safekeeping of such assets, the nature of the securities in the Third Avenue Funds' and the Third Avenue Variable Series Trust portfolios, the number of other parties named as insured parties under the Bond, and the nature of the business activities of such other parties; and it was further

      RESOLVED, that the Boards, including a majority of the Independent Trustees, hereby approves the payment by the Third Avenue Funds of the portion of the premium for coverage under the Bond, in the amount described at this meeting, having given due consideration to all relevant factors including, but not limited to, the number of other parties named as insured parties under the Bond, the nature of the business activities of such other parties, the amount of the Bond, the amount of the premium for the Bond, the ratable allocation of the premium among all the parties named as insureds, and the extent to which the share of the premium allocated to the Third Avenue Funds is less than the premium the Third Avenue Funds would have had to pay if each had provided and maintained a single insured bond; and it was further

      RESOLVED, that each of the appropriate officers of the Third Avenue Funds and the Third Avenue Variable Series Trust hereby is authorized to take such actions as may be required to amend the Bond to include in the coverage new registered funds advised, sub-advised or administered by Third Avenue Management LLC or its affiliates, as of the date each is declared effective by the SEC; and it was further

      RESOLVED, that W. James Hall, as General Counsel and Secretary, hereby is designated as the officer responsible for making all filings with the SEC and giving all notices on behalf of the Third Avenue Funds and the Third Avenue Variable Series Trust with respect to the Bond required by paragraph (g) of Rule 17g-1 promulgated by the SEC under the 1940 Act.

Dated this 30th day of July, 2009

                               /s/ W. James Hall
                               ------------------------
                               W. James Hall, Secretary